UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

SUPERIOR ENERGY SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34037	87-4613576
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900
Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 654-2200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Superior Energy Services, Inc. (the “Company’) and stockholders holding a majority of the Company’s common stock entered into a sixth amendment to the Stockholders Agreement, dated as of February 2, 2021, by and among the Company and its stockholders (the “Sixth Amendment to the Stockholders Agreement”), effective as of March 15, 2024, to provide that the Board of Directors of the Company (the “Board”) shall consist of no less than six and no more than seven directors, and the precise number shall be fixed from time to time exclusively by resolution adopted by the Board. The Sixth Amendment to the Stockholders Agreement will allow for as few as two Majority Directors (as defined in the Stockholders Agreement) who are elected by the holders of the Company’s Class A common stock and are not required to be the Company’s Chief Executive Officer or designated by the Goldentree Stockholders or the Monarch Stockholders (as such terms are defined in the Stockholders Agreement). Prior to the Sixth Amendment to the Stockholders Agreement, the Stockholders Agreement fixed the number of directors at seven and required three Majority Directors, one director as the Company’s Chief Executive Officer, two directors designated by the Goldentree Stockholders (subject to satisfaction of certain ownership thresholds) and one director designated by the Monarch Stockholders (subject to satisfaction of certain ownership thresholds).

The Sixth Amendment to the Stockholders Agreement is attached as Exhibit 10.1 hereto and the full text of such exhibit is incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 8.01. Other Events

The Company expects to make its Proxy Statement (the “Proxy Statement”) for the Annual Meeting of Stockholders of the Company to be held on May 8, 2024 (the “Annual Meeting”) available on or about March 22, 2024, by mailing its Notice of Annual Meeting of Stockholders and Proxy Statement (the “Notice”) and by making the Proxy Statement available online. The Notice and the proxy card for the Annual Meeting are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Important Additional Information and Where to Find It

THE COMPANY STRONGLY URGES ITS STOCKHOLDERS TO READ THE PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”) on the SEC’s website at http://www.sec.gov. Free copies of the documents filed with the SEC by the Company may also be obtained at the investor relations portion of the Company’s website at https://superiorenergy.com under “SEC Reports.”

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Sixth Amendment to the Stockholders Agreement by and among Superior Energy Services, Inc. and the stockholders party thereto
99.1	Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders to be held on May 8, 2024
99.2	Proxy Card for the Annual Meeting of Stockholders of the Company to be held on May 8, 2024
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superior Energy Services, Inc

Date:	March 20, 2024	By:	/s/ James W. Spexarth
James W. Spexarth Executive Vice President, Chief Financial Officer and Treasurer